UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020 (April 1, 2020)

GRID DYNAMICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38685	83-0632724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 Executive Parkway, Suite 520

San Ramon, CA 94583

(Address of principal executive offices)

Registrant’s telephone number, including area code: (619) 736-6855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GDYN	The NASDAQ Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	GDYNW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2020, the below executive officers (each, an “Executive”) of Grid Dynamics Holdings, Inc. (the “Company”) have each agreed to amend their respective Executive Employment Agreements to reduce their current salary levels by twenty percent (20%) until June 30, 2020 (the “Salary Reductions”). In connection with the Salary Reductions, each Executive entered into a Salary Reduction Acknowledgement, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Name	Title	Current Salary	Reduced Salary
Leonard Livschitz	Chief Executive Officer	$600,000.00	$480,000.00
Victoria Livschitz	Executive Vice President of Customer Success	$400,000.00	$320,000.00
Anil Doradla	Chief Financial Officer	$300,000.00	$240,000.00
Yury Gryzlov	Senior Vice President of Operations	$250,000.00	$200,000.00

Item 8.01 Other Events.

Effective April 1, 2020, each non-employee member of the Board of Directors of the Company (the “Board”) elected to forgo all individual cash retainer payments for Board service for the Company’s second fiscal quarter of 2020 that he or she would otherwise receive pursuant to the Company’s Outside Director Compensation Policy (the “Policy”). In lieu of such payments, and subject to Board approval and the terms of the Policy, the directors will instead receive the value of such payments in fully vested stock issued in arrears at the end of the second fiscal quarter of 2020.

The foregoing description of the Policy is subject and qualified in its entirety by reference to the full text of the Policy, a copy of which was filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 9, 2020, and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.1	Form of Salary Reduction Acknowledgment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2020

GRID DYNAMICS HOLDINGS, INC.

By:	/s/ Anil Doradla
Name:	Anil Doradla
Title:	Chief Financial Officer

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